MARTEN TRANSPORT, LTD.

SINCE 1946

Q1 2025

Expect the Best!

MARTEN TRANSPORT

INTERNATIONAL TRANSPORTATION LEADER SINCE 1946







Marten Transport is a multifaceted business offering a network of refrigerated and dry truck-based transportation and distribution capabilities across the company's six distinct business platforms

- REFRIGERATED TRUCKLOAD
- DRY TRUCKLOAD
- DEDICATED
- BROKERAGE
- INTERMODAL
- MRTN DE MEXICO

DISCLOSURE:

This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "estimates," or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten's current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements.

For further information, please refer to Marten's reports and filings with the Securities and Exchange Commission.

OUR MISSION

At Marten Transport, our mission is to be an international leader in transportation and logistics. Through the development of our people, innovation, and commitment to excellence, we will exceed our customers' expectations and provide superior returns to our shareholders. We are committed to operating in an environmentally friendly and safe manner.


MARTEN

OPERATING RESULTS

Our unique multifaceted business model's value is highlighted by the operating results of our dedicated and brokerage operations for this quarter and throughout last year. Our earnings have continued to be heavily pressured by the considerable duration and depth of the freight market recession's oversupply and weak demand – and the cumulative impact of inflationary operating costs, freight rate reductions and freight network disruptions.

We remain focused on minimizing the freight market's impact – and now the impact of the U.S. and global economies with the current trade policy volatility – while investing in and positioning our operations to capitalize on profitable organic growth opportunities, with fair compensation for our premium services, across each of our business segments.

Pre-Recession Operating Results

2018 — 2022

Set the then-current record for highest annual operating revenue and operating income

2020 — 2022

Achieved then-best operating ratio, net of fuel s/c, for any year since became public company in 1986

Marten's Unique Multifaceted Business Model

Value is highlighted by operating results for dedicated and brokerage

Marten's Focus

- Minimizing market impact on operations
- Capitalize on profitable organic growth across each business operation
- Drive continuous improvement
- Fair compensation for our services

Operating Results Comparison-Percentage Change vs. Same Period of Prior Year

	Q1 '25 vs. Q1 '24	'24 vs. '23	'23 vs. '22	'22 vs. '21	'21 vs. '20	'20 vs. '19	'19 vs. '18
Operating revenue	(10.6)%	(14.8)%	(10.5)%	29.8%	11.4%	3.7%	7.1%
Operating revenue, net of fuel surcharges	(9.2)%	(13.6)%	(7.7)%	23.1%	8.3%	6.8%	8.6%
Operating income	(52.2)%	(63.1)%	(37.1)%	28.3%	19.8%	21.9%	8.7%
Net income	(55.1)%	(61.7)%	(36.2)%	29.2%	22.9%	13.8%	11.0%

SIGNIFICANT DECREASE IN OUR FREIGHT RATES AND REVENUE PER TRACTOR SINCE Q4 '22

- Our freight rates and revenue per tractor significantly decreased from the beginning of '23 - at a time with significant cost inflation that would normally be passed on
- An overall improvement in our utilization has lessened the hit to our revenue per tractor - with our adding business with new customers a part of the improvement


Truckload Rate per Total Mile, Utilization & Revenue per Tractor
RPTM
Utilization
Rev/Tractor
$2.80 $2.70 $2.60 $2.50 $2.40 $2.30 $2.20 $2.10
23,500 23,000 22,500 22,000 21,500 21,000 20,500
$4,900 $4,700 $4,500 $4,300 $4,100 $3,900 $3,700 $3,500 $3,300 $3,100 $2,900
Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25
RPTM Utilization Rev/Tractor


New Codes
New Customers
250 200 150 100 50 0
207 98
223 107
224 71
78 23
2022 2023 2024 Q1 2025


Dedicated Rate per Total Mile, Utilization & Revenue per Tractor
RPTM
Utilization
Rev/Tractor
$2.60 $2.55 $2.50 $2.45 $2.40 $2.35 $2.30 $2.25
21,000 20,800 20,600 20,400 20,200 20,000 19,800 19,600 19,400
$4,050 $4,000 $3,950 $3,900 $3,850 $3,800 $3,750 $3,700 $3,650 $3,600 $3,550 $3,500
Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25
RPTM Utilization Rev/Tractor

THE FOUNDATION OF MARTEN'S GROWING BUSINESS

Each of our business platforms is young and positioned to capitalize on growth opportunities as the market moves out of the freight market recession

REGIONAL IN STRUCTURE

NATIONAL IN SCOPE

INTERNATIONAL IN REACH


Wilsonville, OR
Mondovi, WI
CORPORATE OFFICE
Carlisle, PA
Indianapolis, IN
Kansas City, KS
Richmond, VA
Jurupa Valley, CA
Phoenix, AZ
Otay, Mesa, CA
Memphis, TN
Desoto, TX
Tucker, GA
Laredo, TX
Tampa, FL
McAllen, TX

“ Transformation is a process, not an event. **”**

“Leading Change” by John P. Kotter

Truckload Business (47% of revenue)

Regional temp, dry, and OTR operating from 15 regional service centers- 68% temp / 32% dry

Marten Dedicated (33% of revenue)

Customized solutions utilizing temp, dry vans, and specialized equipment- 48% customer-owned trailers / 21% dry / 31% temp

Marten Brokerage (15% of revenue)

Surge flexibility for customers' needs beyond Marten's assets - 78% temp / 22% dry

Marten Intermodal (5% of revenue)

Refrigerated COFC with extended dray from Marten's truck network - 93% temp / 7% dry

MRTN de Mexico

Door-to-door service between Mexico, the U.S. and Canada utilizing our Mexican partner carriers. *Border crossing terminals: Laredo TX, McAllen TX & Otay Mesa CA.*

MARTEN'S DEDICATED GROWTH

Our dedicated operations significantly contributed to our total operating income in 2024 and Q1 '25

Dedicated Operating Revenue (excluding fuel surcharges)
In millions


$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
22%
20%
21%
2%
22%
(1)%
(20)%
(13)%
'17
'18
'19
'20
'21
'22
'23
'24
Q1 '24
Q1 '25

Dedicated Operating Income
In thousands


$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
267%
364%
49%
74%
Q1
Q2
Q3
Q4
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

% increases are from '14 to '25 for Q1 and from '14 to '24 for Q2-Q4



MARTEN'S BROKERAGE GROWTH

Our brokerage operations significantly contributed to our total operating income in 2024 and Q1 '25

Brokerage Operating Revenue

In millions


$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
23%
26%
(11)%
50%
41%
(19)%
(12)%
(7)%
'17
'18
'19
'20
'21
'22
'23
'24
Q1 '24
Q1 '25

Brokerage Operating Income

In thousands


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
229%
377%
319%
235%
Q1
Q2
Q3
Q4
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

% increases are from '14 to '25 for Q1 and from '14 to '24 for Q2-Q4



BROKERAGE SHIPPERS AND LOADS GROWTH

Since 2022 we have focused on increasing our volume of non-dedicated and dry customer brokerage loads to minimize the impact in 2023 through Q1 '25 of a number of our dedicated customers shifting brokerage loads due to the freight market recession

To protect our future brokerage growth, we have diversified our freight base from 90 customers at the start of 2022 to an average of 140 customers in 2023, 128 customers in 2024 and 138 customers in Q1 '25


Brokerage Shipper Count
170
160
150
140
130
120
110
100
Week 1
Week 3
Week 5
Week 7
Week 9
Week 11
Week 13
Week 15
Week 17
Week 19
Week 21
Week 23
Week 25
Week 27
Week 29
Week 31
Week 33
Week 35
Week 37
Week 39
Week 41
Week 43
Week 45
Week 47
Week 49
Week 51
2024
2025


Total Load Count

MRTN de MEXICO GROWTH



Minimizing the impact of the freight market recession - $62.9 million operating revenue for 2024 vs. $79.2 million for 2023 and $13.7 million for Q1 '25 vs. $16.7 million for Q1 '24 (excluding fuel surcharges)

Dry expansion with first loads in Feb., 2022 and expected continued growth

Temperature growth history with more expansive growth in the works

Facility expansion at all three MRTN de Mexico entry ports

- Moved into new Otay Mesa facility in June, 2022
- Expanded present Laredo facility operations space
- Purchased land in McAllen, TX for building new facility with increased capacity

MRTN de Mexico Dry TL and Brokerage Operating Revenue
(excluding fuel surcharges)
In thousands



$3,100
$2,600
$2,100
$1,600
$1,100
$600
$100
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25

MRTN de Mexico Dry TL and Brokerage Loads



1,900
1,600
1,300
1,000
700
400
100
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25

INVESTING FOR FUTURE GROWTH AND SAFETY



INVESTMENTS

- Added Equipment Safety
  - Collision Avoidance System
  - Blind Spot Detection System
  - Lane Departure System
- Platform Science
- Smart Drive
- Solar Panels

↑ 17%

Cost of tractors up 17% in 2025 over 2021

↑ 30%

Cost of refrigerated trailers up 30% in 2025 over 2021

Net Capital Expenditures
In millions



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$106.3
$123.7
$134.9
$172.5
$152.1
$115
'20
'21
'22
'23
'24
'25
Estimate

MARTEN'S SOLAR ADVANTAGE

Nationwide Terminal and Office Installments at Each of Our Facilities

+ 3 million kWh
of generation and offset each year

= 2,125 metric tons*
of CO2 offset each year

= 400 Homes*
This kWh is equivalent to enough energy to power over 400 homes with electricity for each year

= 2,500 Acres*
The carbon sequestration from this much clean energy offset each year is equivalent to the impact of over 2,500 acres of forest

18 renewable energy projects across Marten's national network


MARTEN
66452

*Based on standard EPA (*Unites States Environmental Projection Agency*) carbon offset calculation

RECENT SAFETY TECHNOLOGY ENHANCEMENTS

PLATFORM SCIENCE
telematics + fleet management

- ✓ **All Fleet Apps in ONE Place On ONE Device**
  Safer for driver
- ✓ **Compliance**
  Assists in compliance with state and federal HOS regulations
- ✓ **Productivity**
  More done in less time with driver workflows in their daily operations
- ✓ **Navigation**
  Smart navigation choosing truck-safe routes which improves safety and on-time performance
- ✓ **Data**
  Real time telematics. Unifies the truck and the device's information in one place and reports the data back

SmartDrive
Video based safety system

- ✓ SAFETY: Forward-facing camera technology focused on driver behavior
- ✓ COACHING/TERMINATING DRIVERS: SmartDrive cameras use an AI program to detect 40 types of unsafe driving events and send each event to our managers to coach or terminate using our conservative enforcement standards
- ✓ PROGRESS MONITORING: Shows each driver's trends
- ✓ IMPROVED BOTTOM LINE: Lower operating costs and idling expenses with insight and analytics

All seated drivers are on SmartDrive and Platform Science

MARTEN'S OPERATING REVENUE



12th

2022 12th straight year of highest operating revenue
(excluding fuel surcharges)

223

Customer diversity increased by **223** shipper codes and 107 new customers in 2023

224

Customer diversity increased by **224** shipper codes and 71 new customers in 2024

78

Customer diversity increased by **78** shipper codes and 23 new customers in Q1 '25

While reducing fleet size to minimize impact of freight market recession


Operating Revenue (excluding fuel surcharge)
In millions
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(2)%
11%
5%
3%
3%
8%
4%
2%
8%
9%
7%
8%
23%
(8)%
(14)%
(9)%
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
Q1 '24
Q1 '25

MARTEN'S OPERATING INCOME

2018-2022

In each of the five years from 2018 through 2022 we had the then-best operating income in our history


MARTEN


Operating Income
In millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
Q1 '24
Q1 '25
20%
22%
7%
13%
(2)%
20%
(5)%
(2)%
24%
9%
22%
20%
28%
(37)%
(63)%
(52)%

MARTEN'S OPERATING RATIO Net of Fuel S/C


Operating Ratio
Net of Fuel S/C
98%
97%
96%
95%
94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
82%
81%
80%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
89.7%
90.6%
91.0%
89.7%
89.7%
88.2%
87.0%
86.4%
90.7%
96.0%
94.3%
97.0%
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
Q1 '24
Q1 '25

2020-2022

In each of 2020 through 2022 we achieved our then-best ratio for any year since we became a public company in 1986

We expect to make significant improvements to our profitability as the freight market corrects



MARTEN'S EARNINGS PER DILUTED SHARE(1)


$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
21%
23%
12%
10%
(2)%
20%
(3)%
-%(2)
62%(2)
11%
13%
23%
31%
(36)%
(62)%
(55)%
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
Q1 '24
Q1 '25

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

NO DEBT

- We have not had any debt since 2017

DIVIDEND

- Current $0.06 per share – approx. 1.8% yield
- 59 consecutive quarterly payments since initiated in 2010
- $256.5 million paid, including $134.9 million in special dividends

COMMITMENT TO EXCELLENCE

EXCELLENCE isn't just a goal; it's a standard

We are pleased to recently be certified by the Truckload Carriers Association, or TCA, as a TCA Elite Fleet – 2025 Best Place to Drive

The TCA partnered with the University of Denver's Transportation and Supply Chain Institute to recognize North American for-hire truckload carriers that foster exceptional work environments, offer competitive compensation and implement innovative practices to support their drivers

ON-TIME SERVICE TO DELIVERY

Year	%
Q1 2025	97.8
2024	97.0
2023	99.3
2022	96.9
2021	96.5

CHEMOURS NORTH AMERICAN PLATINUM/GOLD CARRIER OF THE YEAR 2020-2023

JOHNSONVILLE SAUSAGE NATIONAL CARRIER OF THE YEAR 2021-2023

ABBOTT NUTRITION CARRIER OF THE YEAR 2022 &2023

AMERICAN TRUCKING ASSOCIATION GREAT WEST SAFETY AWARD 2023

NESTLE RESPONSIBLE SOURCING STANDARD COMPLIANCE 2023

US COLD NATIONAL CARRIER OF THE YEAR 2023 & 2024

RISE BAKING ASSET CARRIER OF THE YEAR 2023 & 2024

NIAGARA BOTTLING SOUTH ATLANTIC REGIONAL CARRIER OF THE YEAR 2024

GEODIS CARRIER OF THE YEAR 2024


INBOUND LOGISTICS TOP 100 TRUCKER 2024
TOP PAY CERTIFIED CARRIER
CERTIFIED 2025 BEST PLACES TO DRIVE
ELITE FLEET
AN INBOUND LOGISTICS GREEN SUPPLY CHAIN PARTNER 2024

MARTEN PEOPLE AND CULTURE AS WE APPROACH OUR 80TH YEAR

- Financially Stable & Debt Free
- North American Network
- Invested in our People
- Disciplined, Data-Driven Culture
- Proprietary Information Systems
- Innovative Solutions
- Focus on Sustainability
- Excellence is our Standard
- Safety is our Priority

"

If you can't measure it, you can't manage it.
– Peter Drucker

Great things in business are never done by one person. They're done by a team of people.
– Steve Jobs

The more they know, the more they'll understand. The more they understand, the more they'll care. Once they care, there's no stopping them.
– Sam Walton

"

ORGANIC OPERATING RESULTS

Our unique multifaceted business model's value is highlighted by the operating results of our dedicated and brokerage operations for this quarter and throughout last year. Our earnings have continued to be heavily pressured by the considerable duration and depth of the freight market recession's oversupply and weak demand – and the cumulative impact of inflationary operating costs, freight rate reductions and freight network disruptions.

We remain focused on minimizing the freight market's impact – and now the impact of the U.S. and global economies with the current trade policy volatility – while investing in and positioning our operations to capitalize on profitable organic growth opportunities, with fair compensation for our premium services, across each of our business segments.

"*Quarter-over-quarter, year-over-year, Marten Transport (NASDAQ: MRTN) has delivered **consistent, top quartile results. Key word is consistent.** When compared to many of the others, you don't see very many blips in operating expenses or legal exposures that may cause multi-period hangovers for others. Everything I read about them through their earnings releases and SEC filings point to a very disciplined operating team... Marten has hung with and bettered the performance of many of the big dogs.*"

Henry, Chris. *Marten Transport Delivers the Goods.* TCA Truckload Indexes, Dec. 2018

Pre-Recession Operating Results

2018-2022: Set the then-current record for highest annual operating revenue and operating income

2020-2022: Achieved then-best operating ratio, net of fuel s/c, for any year since became public company in 1986

Marten's Unique Multifaceted Business Model

Value is highlighted by operating results for dedicated and brokerage

Marten's Focus

-Minimizing market impact on operations
-Capitalize on profitable organic growth across each business operation
-Drive continuous improvement
-Fair compensation for our services

"Energy and persistence conquer all things."

Benjamin Franklin

EMBRACING A POSITIVE OUTLOOK IN CHALLENGING TIMES

We are seeing **Increased Interest By Our Customers To Secure Dedicated Capacity**

The Brokerage division has **Effectively Capitalized On The Dry Van Market Space**, contributing to its overall volume, and will continue to do so.

The future is promising for our Dry Van division, as there are approximately **8 Dry Van Loads For Every Refrigerated Load**

The refrigerated side of our business, the foundation of our company, will undoubtedly continue to find opportunities to **Bring Innovative Solutions To Our Existing and New Customers**


MARTEN
MARTEN

THANK YOU


MARTEN
MARTEN
MARTEN

MARTEN

Expect the Best!